COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2022 (Unaudited)

		Shares	Value
COMMON STOCK	107.2%
COMMUNICATIONS—TOWERS	17.4%
American Tower Corp.(a),(b)		1,066,665	$267,967,581
Crown Castle International Corp.		488,538	90,184,115
SBA Communications Corp.		106,662	36,702,394

			394,854,090

REAL ESTATE	89.8%
DATA CENTERS	6.1%
Digital Realty Trust, Inc.(a),(b)		343,369	48,689,724
Equinix, Inc.(a),(b)		120,301	89,217,628

			137,907,352

DIVERSIFIED—FOREIGN	0.0%
BGP Holdings PLC (EUR) (Australia)(c),(d)		3,927,678	0

HEALTH CARE	12.9%
Healthcare Trust of America, Inc., Class A		1,146,400	35,928,176
Healthpeak Properties, Inc.(a),(b),(e)		2,522,518	86,598,043
Ventas, Inc.(a),(b)		545,537	33,692,365
Welltower, Inc.(a)		1,415,577	136,093,573

			292,312,157

HOTEL	2.3%
Host Hotels & Resorts, Inc.(a),(b)		2,671,064	51,898,774

INDUSTRIALS	15.6%
Americold Realty Trust(a),(b)		1,664,605	46,409,188
BG LLH, LLC (Lineage Logistics)(f)		142,519	13,636,218
Duke Realty Corp.(a),(b)		2,444,453	141,924,941
Prologis, Inc.(a)		937,490	151,385,885

			353,356,232

NET LEASE	9.5%
NETSTREIT Corp.		713,226	16,004,792
Realty Income Corp.(a),(b)		1,280,107	88,711,415
Spirit Realty Capital, Inc.(a),(b)		859,157	39,538,405
VICI Properties, Inc.(a),(b)		2,501,676	71,197,699

			215,452,311

		Shares	Value
OFFICE	1.5%
Cousins Properties, Inc.(a),(b)		281,879	$11,356,905
Highwoods Properties, Inc.		510,337	23,342,814

			34,699,719

RESIDENTIAL	18.9%
APARTMENT	10.6%
Apartment Income REIT Corp.		544,026	29,083,630
Camden Property Trust		177,260	29,460,612
Essex Property Trust, Inc.(a)		204,971	70,813,381
Mid-America Apartment Communities, Inc.		112,176	23,495,263
UDR, Inc.(a),(b)		1,529,577	87,751,833

			240,604,719

MANUFACTURED HOME	2.6%
Sun Communities, Inc.(a),(b)		329,580	57,772,078

SINGLE FAMILY	5.7%
Invitation Homes, Inc.(a),(b)		3,226,435	129,638,158

TOTAL RESIDENTIAL			428,014,955

SELF STORAGE	11.9%
Extra Space Storage, Inc.(a)		500,041	102,808,429
Public Storage(a),(b),(e)		426,889	166,606,239

			269,414,668

SHOPPING CENTERS	8.0%
COMMUNITY CENTER	2.9%
Brixmor Property Group, Inc.		702,719	18,137,177
Kimco Realty Corp.		1,960,612	48,427,117

			66,564,294

REGIONAL MALL	5.1%
Simon Property Group, Inc.(a),(b)		879,047	115,647,423

TOTAL SHOPPING CENTERS			182,211,717

SPECIALTY	1.7%
Lamar Advertising Co., Class A		325,973	37,871,543

TIMBER	1.4%
Weyerhaeuser Co.(a),(b)		838,966	31,796,811

TOTAL REAL ESTATE			2,034,936,239

TOTAL COMMON STOCK (Identified cost—$1,568,263,284)			2,429,790,329

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	9.0%
BANKS	0.9%
Bank of America Corp., 6.00%, Series GG(g)		150,000	$3,906,000
JPMorgan Chase & Co., 5.75%, Series DD(g)		75,000	1,926,750
JPMorgan Chase & Co., 4.75%, Series GG(g)		172,000	3,947,400
JPMorgan Chase & Co., 4.625%, Series LL(g)		124,812	2,747,112
JPMorgan Chase & Co., 4.20%, Series MM(g)		50,000	1,054,000
Wells Fargo & Co., 4.70%, Series AA(g)		88,000	1,940,400
Wells Fargo & Co., 4.25%, Series DD(g)		69,325	1,434,334
Wells Fargo & Co., 4.75%, Series Z(g)		208,044	4,612,336

			21,568,332

ELECTRIC	0.1%
CMS Energy Corp., 5.875%, due 3/1/79		140,000	3,598,000

INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
AT&T, Inc., 5.00%, Series A(g)		124,144	2,830,483
United States Cellular Corp., 5.50%, due 6/1/70		168,545	3,788,892

			6,619,375

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series E(g),(h)		147,000	3,639,720

REAL ESTATE	7.5%
DATA CENTERS	1.1%
Digital Realty Trust, Inc., 5.25%, Series J(g)		9,670	240,880
Digital Realty Trust, Inc., 5.85%, Series K(g)		98,115	2,553,933
Digital Realty Trust, Inc., 5.20%, Series L(g)		110,691	2,756,206
DigitalBridge Group, Inc., 7.15%, Series I(g)		364,851	9,081,141
DigitalBridge Group, Inc., 7.125%, Series J(g)		242,712	5,999,841
KKR Real Estate Finance Trust, Inc., 6.50%, Series A(g)		145,248	3,544,051

			24,176,052

DIVERSIFIED	1.4%
Armada Hoffler Properties, Inc., 6.75%, Series A(g)		375,000	9,742,500
EPR Properties, 9.00%, Series E (Convertible)(a),(g)		128,829	4,277,123
EPR Properties, 5.75%, Series G(g)		177,002	4,248,048
Granite Point Mortgage Trust, Inc., 7.00% (SOFR + 5.830%), Series A (FRN)(g),(i)		7,100	171,536
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(g)		79,704	4,221,124
Office Properties Income Trust, 6.375%, due 6/23/50		25,000	621,000
Urstadt Biddle Properties, Inc., 6.25%, Series H(g)		157,556	3,948,353
Urstadt Biddle Properties, Inc., 5.875%, Series K(g)		159,900	4,015,089

			31,244,773

		Shares	Value
HOTEL	1.3%
DiamondRock Hospitality Co., 8.25%(g)		46,466	$1,252,259
Pebblebrook Hotel Trust, 6.30%, Series F(g)		140,000	3,383,814
Pebblebrook Hotel Trust, 6.375%, Series G(g)		188,800	4,663,360
Pebblebrook Hotel Trust, 5.70%, Series H(g)		160,000	3,628,800
RLJ Lodging Trust, 1.95%, Series A(g)		154,846	4,266,007
Summit Hotel Properties, Inc., 6.25%, Series E(g)		226,000	5,555,080
Summit Hotel Properties, Inc., 5.875%, Series F(g)		137,693	3,224,770
Sunstone Hotel Investors, Inc., 6.125%, Series H(g)		114,000	2,748,540

			28,722,630

INDUSTRIALS	0.2%
PS Business Parks, Inc., 5.20%, Series Y(g)		185,000	4,593,550
Rexford Industrial Realty, Inc., 5.625%, Series C(g)		30,000	751,200

			5,344,750

NET LEASE	0.5%
Agree Realty Corp., 4.25%, Series A(g)		117,655	2,338,982
Spirit Realty Capital, Inc., 6.00%, Series A(a),(g)		378,071	9,512,266

			11,851,248

OFFICE	1.2%
Arbor Realty Trust, Inc., 6.375%, Series D(g)		51,200	1,152,000
Brookfield Property Partners LP, 5.75%, Series A(g)		154,000	3,246,320
Brookfield Property Partners LP, 6.375%, Series A2(g)		126,056	2,591,711
Brookfield Property Preferred LP, 6.25%, due 7/26/81		150,000	3,375,000
City Office REIT, Inc., 6.625%, Series A(g)		61,000	1,561,600
Hudson Pacific Properties, Inc., 4.75%, Series C(g)		216,200	4,654,786
SL Green Realty Corp., 6.50%, Series I(a),(g)		101,991	2,573,233
TPG RE Finance Trust, Inc., 6.25%, Series C(g)		65,000	1,454,700
Vornado Realty Trust, 5.25%, Series N(g)		150,000	3,484,500
Vornado Realty Trust, 4.45%, Series O(g)		134,570	2,695,437

			26,789,287

RESIDENTIAL	0.7%
APARTMENT	0.1%
Centerspace, 6.625%, Series C(g)		98,959	2,492,777

		Shares	Value
MANUFACTURED HOME	0.4%
Green Brick Partners, Inc., 5.75%, Series A(g)		89,400	$2,190,300
UMH Properties, Inc., 6.75%, Series C(g)		172,763	4,386,453
UMH Properties, Inc., 6.375%, Series D(g)		65,000	1,660,750

			8,237,503

SINGLE FAMILY	0.2%
American Homes 4 Rent, 6.25%, Series H(g)		178,714	4,612,608

TOTAL RESIDENTIAL			15,342,888

SELF STORAGE	0.5%
National Storage Affiliates Trust, 6.00%, Series A(g)		192,080	4,890,357
Public Storage, 4.875%, Series I(g)		24,856	605,741
Public Storage, 4.75%, Series K(g)		25,000	612,000
Public Storage, 4.625%, Series L(g)		30,610	712,601
Public Storage, 4.00%, Series P(g)		216,328	4,432,560

			11,253,259

SHOPPING CENTERS—COMMUNITY CENTER	0.6%
Kimco Realty Corp., 5.25%, Series M(g)		181,358	4,521,255
Saul Centers, Inc., 6.125%, Series D(g)		101,300	2,531,487
Saul Centers, Inc., 6.00%, Series E(g)		111,000	2,791,495
SITE Centers Corp., 6.375%, Series A(g)		200,000	5,002,000

			14,846,237

TOTAL REAL ESTATE			169,571,124

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$206,020,751)			204,996,551

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	10.1%
BANKS	3.3%
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b),(g),(h)		$4,000,000	4,175,000
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b),(g),(h)		6,000,000	6,217,200
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(a),(g),(h)		3,877,000	3,593,591
Citigroup, Inc., 3.875% to 2/18/26(g),(h)		2,500,000	2,362,500
Citigroup, Inc., 4.00% to 12/10/25, Series W(a),(g),(h)		6,000,000	5,775,000
Citigroup, Inc., 4.15% to 11/15/26, Series Y(g),(h)		2,100,000	1,972,688
Citigroup, Inc., 5.95% to 1/30/23(g),(h)		2,140,000	2,168,034
Citigroup, Inc., 5.95% to 5/15/25, Series P(g),(h)		2,000,000	2,041,100
Citigroup, Inc., 6.25% to 8/15/26, Series T(g),(h)		2,140,000	2,239,938

		Principal Amount	Value
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(g),(h)		$4,100,000	$3,849,900
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(g),(h)		2,470,000	2,315,625
JPMorgan Chase & Co., 3.769% (3 Month US LIBOR + 3.47%), Series I (FRN)(a),(g),(i)		4,108,000	4,108,030
JPMorgan Chase & Co., 3.534% (3 Month US LIBOR + 3.32%), Series V (FRN)(g),(i)		738,000	738,000
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(g),(h)		4,660,000	4,779,412
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(g),(h)		3,850,000	3,903,900
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(g),(h)		6,500,000	6,787,202
SVB Financial Group, 4.00% to 5/15/26, Series C(g),(h)		5,130,000	4,751,663
SVB Financial Group, 4.25% to 11/15/26, Series D(g),(h)		4,130,000	3,827,994
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(g),(h)		7,600,000	7,289,730
Wells Fargo & Co., 5.875% to 6/15/25, Series U(g),(h)		2,000,000	2,094,600

			74,991,107

BANKS—FOREIGN	2.6%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(g),(h),(j)		4,000,000	4,025,000
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(g),(h),(j)		3,600,000	3,812,400
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(g),(h),(j),(k)		5,050,000	5,235,588
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(g),(h),(j),(k)		3,000,000	3,117,750
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(g),(h),(j),(k)		5,000,000	5,575,750
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(g),(h),(j),(k)		2,500,000	2,318,750
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(g),(h),(j),(l)		3,000,000	3,011,250
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(g),(h),(j),(k)		2,000,000	2,035,500
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(g),(h),(j),(k)		2,891,000	2,997,606
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(g),(h),(j)		3,200,000	3,296,960
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(g),(h),(j)		2,800,000	2,817,738
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(g),(h),(j)		4,000,000	4,155,280
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(g),(h),(j)		3,600,000	3,784,824
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(g),(h),(j)		1,400,000	1,488,537
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(g),(h),(j),(k)		2,800,000	2,792,538
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(g),(h),(j)		3,000,000	3,262,845

		Principal Amount	Value
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(g),(h),(j),(k)		$3,600,000	$3,771,000
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(g),(h),(j),(k)		1,600,000	1,670,408

			59,169,724

ELECTRIC	0.0%
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(h)		700,000	647,185

ELECTRIC—FOREIGN	0.1%
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)(g),(h),(l)		2,500,000	3,351,478

FINANCIAL—INVESTMENT BANKER/BROKER	0.5%
American Express Co., 3.55% to 9/15/26(g),(h)		1,476,000	1,348,769
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(g),(h)		6,750,000	6,471,562
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, due 6/15/29, 144A(k)		3,500,000	3,305,435

			11,125,766

INDUSTRIALS	0.2%
General Electric Co., 4.156% (3 Month US LIBOR + 3.33%), Series D (FRN)(a),(b),(g),(i)		4,000,000	3,850,000

INSURANCE	0.3%
LIFE/HEALTH INSURANCE	0.1%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(k)		2,000,000	2,390,000

PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(h),(l)		4,052,000	4,250,933

TOTAL INSURANCE			6,640,933

INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
AT&T, Inc., 2.875% to 3/2/25, Series B(g),(h)		5,000,000	5,393,792

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.5%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(h)		5,710,000	5,197,356
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(h),(l)		2,200,000	2,269,300

		Principal Amount	Value
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(h)		$2,750,000	$3,043,412

			10,510,068

OIL & GAS—FOREIGN	0.1%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(g),(h)		1,500,000	1,512,000

PIPELINES	0.2%
Energy Transfer LP, 6.50% to 11/15/26, Series H(g),(h)		1,480,000	1,458,244
Energy Transfer LP, 7.125% to 5/15/30, Series G(g),(h)		3,825,000	3,738,938

			5,197,182

PIPELINES—FOREIGN	0.1%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a),(h)		1,750,000	1,795,735

REAL ESTATE	1.6%
DIVERSIFIED	0.3%
American Finance Trust, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28, 144A(k)		4,000,000	3,608,220
CTR Partnership LP/CareTrust Capital Corp., 3.875%, due 6/30/28, 144A(k)		3,000,000	2,832,030

			6,440,250

FINANCE	0.2%
Newmark Group, Inc., 6.125%, due 11/15/23		2,000,000	2,094,600
Tanger Properties LP, 2.75%, due 9/1/31		1,625,000	1,412,262

			3,506,862

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		500,000	447,043

HOTEL	0.1%
RLJ Lodging Trust LP, 3.75%, due 7/1/26, 144A(k)		800,000	761,072
RLJ Lodging Trust LP, 4.00%, due 9/15/29, 144A(k)		1,500,000	1,389,270

			2,150,342

INDUSTRIALS	0.1%
Park Intermediate Holdings LLC/PK Domestic Property LLC/ PK Finance Co-Issuer, 4.875%, due 5/15/29, 144A(k)		1,350,000	1,268,298

NET LEASE	0.1%
VICI Properties LP/VICI Note Co., Inc., 3.75%, due 2/15/27, 144A(k)		2,763,000	2,691,577

		Principal Amount	Value
OFFICE	0.1%
Kilroy Realty LP, 2.65%, due 11/15/33		$625,000	$542,725
Office Properties Income Trust, 2.40%, due 2/1/27		1,350,000	1,202,866
Vornado Realty LP, 2.15%, due 6/1/26		1,050,000	982,839

			2,728,430

RETAIL—FOREIGN	0.5%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(h),(k)		4,300,000	4,224,750
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(h),(k)		7,600,000	7,467,000

			11,691,750

SHOPPING CENTERS	0.2%
Kite Realty Group Trust, 4.75%, due 9/15/30		5,500,000	5,698,468

TOTAL REAL ESTATE			36,623,020

UTILITIES	0.4%
ELECTRIC	0.1%
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(h)		3,000,000	2,808,290

ELECTRIC—FOREIGN	0.3%
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(a),(h),(k)		5,250,000	5,649,971

TOTAL UTILITIES			8,458,261

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$237,253,390)			229,266,251

CORPORATE BONDS	0.6%
COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.875%, due 2/15/27		2,525,000	2,466,193

MEDIA	0.1%
Magallanes, Inc., 3.755%, due 3/15/27, 144A(k)		1,750,000	1,749,734

REAL ESTATE	0.4%
HEALTH CARE	0.1%
Diversified Healthcare Trust, 9.75%, due 6/15/25		2,000,000	2,107,420

NET LEASE	0.2%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27, 144A(k)		1,500,000	1,382,604
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144A(k)		1,366,000	1,321,291

		Principal Amount	Value
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26, 144A(k)		$2,525,000	$2,518,435

			5,222,330

SHOPPING CENTERS—REGIONAL MALL	0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.75%, due 5/15/26, 144A(a),(k)		1,800,000	1,785,897

TOTAL REAL ESTATE			9,115,647

TOTAL CORPORATE BONDS (Identified cost—$13,522,664)			13,331,574

		Ownership %*
PRIVATE REAL ESTATE—OFFICE	2.3%
Legacy Gateway JV LLC, Plano, TX(c)		56.5%	51,181,487

TOTAL PRIVATE REAL ESTATE (Identified cost—$51,112,025)			51,181,487

		Shares
SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.17%(m)		31,871,368	31,871,368

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$31,871,368)			31,871,368

PURCHASED OPTION CONTRACTS (Premiums paid—$134,036)	0.0%		118,845

		Value
TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,108,177,518)	130.6%	$2,960,556,405
WRITTEN OPTION CONTRACTS (Premiums received—$1,757,421)	(0.1)	(1,995,700)
LIABILITIES IN EXCESS OF OTHER ASSETS	(30.5)	(692,409,029)

NET ASSETS (Equivalent to $16.87 per share based on 134,300,408 shares of common stock outstanding)	100.0%	$2,266,151,676

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Paid	Value
Call — Simon Property Group, Inc.	$140.00	5/20/22	417	$5,486,052	$134,036	$118,845

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call — Essex Property Trust, Inc.	$350.00	4/15/22	(214)	$(7,393,272)	$(73,406)	$(117,700)
Call — Host Hotels & Resorts, Inc.	19.00	5/20/22	(3,750)	(7,286,250)	(240,000)	(581,250)
Call — Simon Property Group, Inc.	150.00	5/20/22	(834)	(10,972,104)	(88,880)	(80,064)
Call — Ventas, Inc.	60.00	5/20/22	(1,045)	(6,453,920)	(66,880)	(386,650)
Call — Public Storage	420.00	6/17/22	(171)	(6,673,788)	(82,879)	(133,380)
Put — Invitation Homes, Inc.	37.50	5/20/22	(1,812)	(7,280,616)	(89,714)	(108,720)
Put — Prologis, Inc.	135.00	5/20/22	(401)	(6,475,348)	(133,934)	(30,075)
Put — Simon Property Group, Inc.	105.00	5/20/22	(417)	(5,486,052)	(47,985)	(26,688)
Put — Digital Realty Trust, inc.	135.00	6/17/22	(385)	(5,459,300)	(109,648)	(138,600)
			(9,029)	$(63,480,650)	$(933,326)	$(1,603,127)

Over-the-Counter Option Contracts

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Put — American Tower Corp.	Goldman Sachs	$ 230.00	5/20/22	(255)	$(6,406,110)	$(335,325)	$(72,408)
Put — Americold Realty Trust	Goldman Sachs	27.90	5/20/22	(2,642)	(7,365,896)	(488,770)	(320,165)
				(2,897)	$(13,772,006)	$(824,095)	$(392,573)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)		Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 200,000,000	0.669%	Monthly	0.467%(o)		Monthly	9/15/25	$11,750,416	$—	$11,750,416
69,000,000	1.280%	Monthly	0.234%(o)		Monthly	2/3/26	2,820,376	(9,621)	2,810,755
115,000,000	0.761%	Monthly	0.396%(o)		Monthly	9/15/26	7,853,808	—	7,853,808
190,000,000	1.237%(p)	Monthly	1 Month LIBOR	(p)	Monthly	9/15/27	10,273,118	—	10,273,118
							$32,697,718	$(9,621)	$32,688,097

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	4,963,900	USD	5,582,799	4/4/22	$91,486
Brown Brothers Harriman	GBP	2,513,055	USD	3,372,369	4/4/22	71,095
Brown Brothers Harriman	USD	5,498,711	EUR	4,963,900	4/4/22	(7,397)
Brown Brothers Harriman	USD	3,302,330	GBP	2,513,055	4/4/22	(1,057)
Brown Brothers Harriman	EUR	5,003,416	USD	5,546,587	5/3/22	6,833
Brown Brothers Harriman	GBP	2,572,464	USD	3,379,472	5/4/22	804
						$161,764

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note

GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,467,434,753 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $630,631,429 in aggregate has been rehypothecated.
(c)	Security value is determined based on significant unobservable inputs (Level 3).
(d)	Non-income producing security.
(e)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $37,521,447 in aggregate has been pledged as collateral.
(f)

Restricted security. Aggregate holdings equal 0.6% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813. Security value is determined based on significant unobservable inputs (Level 3).

(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(h)	Security converts to floating rate after the indicated fixed-rate coupon period.
(i)	Variable rate. Rate shown is in effect at March 31, 2022.
(j)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $59,169,724 which represents 2.6% of the net assets of the Fund (2.0% of the managed assets of the Fund).

(k)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $73,860,474 which represents 3.3% of the net assets of the Fund, of which 0.0% are illiquid.

(l)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $12,882,961 which represents 0.6% of the net assets of the Fund, of which 0.0% are illiquid.

(m)	Rate quoted represents the annualized seven-day yield.
(n)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)	Based on 1 month LIBOR. Represents rates in effect at March 31, 2022.
(p)	Represents a forward-starting interest rate swap contract with interest receipts and payments commencing on December 24, 2022 (effective date).

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Funds’ fair value of private real estate investments, including those held by Cohen & Steers RQI Trust (the REIT Subsidiary), a wholly-owned subsidiary of the Fund. While the Independent Valuation Advisor provides valuations of the real property investments, it is not responsible for, and does not calculate, the Fund’s or REIT Subsidiary’s daily NAV. The Fund’s valuation policies may change from time to time.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The REIT Subsidiary’s real property investments are primarily through joint ventures with an operating partner. The operating partner is responsible (subject to oversight by the investment manager) for maintaining the joint venture’s official books and records along with other pertinent information that is the basis upon which the Independent Valuation Advisor prepares their appraisals as described below.

The Independent Valuation Advisor administers the real property valuation process for investments held by the REIT Subsidiary and selects (subject to the investment manager’s approval) and manages the process associated with third-party appraisal firms with respect to the valuation of the Fund’s real property investments.

Investments in newly acquired properties are initially valued at cost. Each property will then be valued by an independent third-party appraisal firm within approximately 90 to 120 days after it was acquired and no less than annually thereafter. Each third-party appraisal is reviewed by the Independent Valuation Advisor and the Valuation Committee for reasonableness. Each month, the investment manager, with the assistance of the Independent Valuation Advisor, determines an accrual schedule for the daily value of each real property investment based on an estimated month-end income accrual for each real property. The REIT Subsidiary uses the daily values determined in such accrual schedule for purposes of calculating its NAV. Any material changes to the valuation of real property investments of the REIT Subsidiary, and related changes to the daily accrual schedule for any real property investment, are reflected in the NAV calculation beginning with the first NAV calculated after a revised valuation is determined and approved by the CNS Valuation Committee.

The investment manager monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such real property investment. Possible examples of such a material change include an unexpected termination or renewal of a material lease, a material change in vacancies, an unanticipated structural or environmental event at a property, capital market events, tenant bankruptcy, recent financial results or changes in the capital structure of the property, terrorism events, natural disasters or other force majeure events, any regulatory changes that affect the investment, or a significant industry event or adjustment to the industry outlook that may cause the value of real property to change materially. Upon the occurrence of such a material event that is likely to have a material impact on the most recent estimated values of the impacted real property investments and provided that the investment manager is aware that such event has occurred, the investment manager will instruct the Independent Valuation Advisor to evaluate the impact of the event on the fair value of such investment. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV.

The investment manager values the real properties using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager’s primary methodology used to value real property investments is the income approach, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP. Real properties held through joint ventures generally are valued in a manner that is consistent with the methods described above. Once the value of a real property held by the joint venture and the fair value of any other assets and liabilities of the joint venture is determined, the value of the REIT Subsidiary’s interest in the joint venture would then be determined by the investment manager using a hypothetical liquidation calculation to value the REIT Subsidiary’s interest in the joint venture.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Diversified—Foreign	$0	$—	$—	$0	(a)
Real Estate—Industrials	353,356,232	339,720,014	—	13,636,218	(b)
Other Industries	2,076,434,097	2,076,434,097	—	—
Preferred Securities—$25 Par Value	204,996,551	204,996,551	—	—
Preferred Securities—Capital Securities	229,266,251	—	229,266,251	—
Corporate Bonds	13,331,574	—	13,331,574	—
Private Real Estate—Office	51,181,487	—	—	51,181,487	(c)
Short-Term Investments	31,871,368	—	31,871,368	—
Purchased Option Contracts	118,845	118,845	—	—

Total Investments in Securities(d)	$2,960,556,405	$2,621,269,507	$274,469,193	$64,817,705

Interest Rate Swap Contracts	$32,688,097	$—	$32,688,097	$—
Forward Foreign Currency Exchange Contracts	170,218	—	170,218	—

Total Derivative Assets(d)	$32,858,315	$—	$32,858,315	$—

Written Option Contracts	$(1,995,700)	$(969,157)	$(1,026,543)	$—
Forward Foreign Currency Exchange Contracts	(8,454)	—	(8,454)	—

Total Derivative Liabilities(d)	$(2,004,154)	$(969,157)	$(1,034,997)	$—

(a)	BGP Holdings PLC was acquired via a spinoff and has been fair valued at $0, by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
(b)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(c)	See Note 1. Portfolio Valuation.
(d)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate— Office
Balance as of December 31, 2021	$14,310,333	$—
Purchases	—	51,112,025
Change in unrealized appreciation (depreciation)	(674,115)	69,462

Balance as of March 31, 2022	$13,636,218	$51,181,487

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2022 which were valued using significant unobservable inputs (Level 3) amounted to $(604,653).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2022	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— Real Estate—Industrials	$13,636,218	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	25.3x	Increase
			Liquidity Discount	15%	Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2022:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$5,486,052	$56,392,933	$574,000,000	$9,774,267

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents one month for purchased option contracts and three months for written option contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.